Exhibit 10.36

     Borrowers: UCI MEDICAL AFFILIATES, INC., UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC., DOCTORS CARE, P.A. ,DOCTOR'S CARE OF TENNESSEE, P.C., PROGRESSIVE PHYSICAL THERAPY, P.A., and CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A.

Account Number:   7680024035                                                    Note Number:        0006
                  ----------                                                                     -------

Address:                   4416 Forest Drive
                  Columbia, South Carolina 29206-3104                           Date:         June 16, 2005
                  -----------------------------------                                         -------------

                                      BB&T
                                of South Carolina

                                 PROMISSORY NOTE

BORROWERS REPRESENT HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY OF SOUTH CAROLINA, a South Carolina banking corporation (the "Bank"), or order, at said bank at any of its offices in the above referenced city for such other place or places that may be hereafter designated by bank, the sum of THREE MILLION TWO HUNDRED THOUSAND AND NO/HUNDREDTHS ($3,200,000.00) DOLLARS, in immediately available coin or currency of the United States of America. [ ] Borrower shall pay a prepayment penalty as set forth in the Prepayment Penalty Addendum attached hereto.

Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:

|_|      Fixed rate of ________________% per annum.

|X| Variable rate of the Bank's Prime Rate plus 0.500 % per annum to be adjusted DAILY as the Bank's Prime Rate changes. If checked here [], the interest rate will not exceed a(n) [ ] fixed [ ] average maximum rate of _______________% or a [ ] floating maximum rate of the greater of ______________% or the Bank's Prime Rate; and the interest rate will not decrease below a fix minimum rate of ______________%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: [ ] when Note is repaid in full by Borrower [ ] annually beginning on
         ------------------------------.

     |_| Fixed rate of _______________% per annum through __________________________________________________________ which automatically coverts on _____________________________ to a variable rate equal to the Bank's Prime Rate plus _________________________% per annum which shall be adjusted _________________________________ as such Prime Rate changes.

|-|      ----------------------------------------------------------------------

Principal and interest is payable as follows:

     |_| Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on -------------------------------

|_|      Principal plus accrued interest is due in full at maturity on
------------------------------------------------------

|X| Payable in consecutive monthly installments of Principal and interest commencing on July 16, 2006 and continued on the same day of each calendar period thereafter, in 35 equal payments of $76,032.68, with one final payment of all remaining principal and accrued interest due on June 16, 2009.

     |_| Business ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on __________ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining principal and accrued interest due on _______________.

|X| Accrued interest is payable Monthly commencing on July 16, 2005 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on June 16, 2006.

|_| Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder _______________ on _________________________, and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than ________ months from the date of this Note. Borrower understands the payment may increase if interest rates increase.

|_| Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined.

|-|      ---------------------------- -----------------------------------------

|_| Borrower hereby authorizes Bank to automatically debit from its demand, deposit, or savings account(s) with Bank, any payment(s) due under this Note on the date(s) due.

         The undersigned shall pay to Bank a late fee in the amount of five percent (5%) of any installment past due for fifteen (15) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

         All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

         This Note is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank:

Mortgage(s)/Deed of Trusts(s) granted in favor of Bank as mortgagee/beneficiary:

     |_| dated _________ in the maximum  principal amount of $_________  granted by
------------------------------------------.

     |_| dated _________ in the maximum principal amount of $_________ granted by -------------------------------------------.

Security Agreement(s) granting a security interest to Bank:

     |X| dated June 16, 2005 given by UCI MEDICAL AFFILIATES,  INC., UCI MEDICAL
AFFILIATES          OF          SOUTH          CAROLINA,           -------------
-----------------------------------------------------------------------------
INC., DOCTORS CARE, P.A., DOCTOR'S CARE OF TENNESSEE, P.C., PROGRESSIVE PHYSICAL THERAPY, P.A., and CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A.

     |_| Securities Account Pledge and Security Agreement dated _____________ executed by ---------------------------

     |_| Control  Agreement(s) dated  ______________________________:  covering:
|_|Deposit Account(s) |_|Investment Property
     |_|Letter of Credit Rights |_| Electronic Chattel Paper

     |_| Assignment of Certificate of Deposit,  Security Agreement, and Power of
Attorney  (for  Certificated  Certificates  of  Deposit)   dated_______________,
executed by_________________

     |_|  Pledge  and  Security  Agreements  for  Publicly  Traded  Certificated
Securities        dated         _____________________         executed        by
------------------------------------------------------------------------------.

     |_|   Assignment   of   Life   Insurance   Policy   as   Collateral   dated
_____________________________________executed                                 by
----------------------------------------------------------------------------

|X| Loan Agreement dated June 16, 2005, executed by Borrowers and Guarantor(s).

|-|      ----------------------------------------------------------------------

All of the terms, conditions and covenants of the above described agreements (the " agreements") are expressly made a part of this promissory note (the "Note") by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every on of the undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

         The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenants, obligation or warranty on this or on any other liability to the Bank by any affiliate (as defined in 11 USC Section (101) )2, or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein call "Obligor"); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or in the event the default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under the Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment of other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Obligor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any even of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of South Carolina; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party, including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

         WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK' S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK'S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

         Unless otherwise required under a Loan Agreement, if applicable, and as long as any indebtedness evidenced by this Note remains outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of the Bank.

         The term "Prime Rate", if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank's Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees which the undersigned agrees shall be equal to 15% of the principal and interest outstanding at the time of acceleration or other action by Lender to collect the sums due hereunder, unless the actual attorneys' fees incurred, based upon Bank's counsel's normal hourly fees chargeable to Bank, shall be greater than 15% of principal and interest, in which case such billed amount based on such hourly rate shall be the attorneys' fee payable hereunder. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term "undersigned" as used herein shall mean all the parties signing this Note and each of the, and all such parties shall be jointly and severally obligated hereunder. Whenever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned. No waivers and modifications shall be valid unless in writing and signed by the Bank. In case of conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of South Carolina.













                         [SIGNATURES ON FOLLOWING PAGE]

                                      BB&T
                                of South Carolina

                         PROMISSORY NOTE SIGNATURE PAGE

     Borrowers: UCI MEDICAL AFFILIATES, INC., UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC., DOCTORS CARE, P.A. DOCTOR'S CARE OF TENNESSEE, P.C., PROGRESSIVE PHYSICAL THERAPY, P.A., and CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A.

Account Number:   7680024035                                                    Note Number:        0006
                  ----------                                                                     -------

Note Amount:      $3,200,000.00                                                 Date:               June 16, 2005
                                                                                                    -------------

Notice of Right to Copy of Appraisal: If a 1-4 family dwelling is pledged as collateral for this Note, you, the undersigned, have a right to a copy of the real estate appraisal report used in connection with your application for credit. If you wish to receive a copy, please notify in writing the branch office where you applied for credit. You must forward your request to the Bank no later than 90 days after the date of this Note. In your request letter, please provide your name, mailing address, appraised property address, the date of this Note, and the Account and Note Numbers shown on the front of this Note.

Waiver of Appraisal Rights: The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. TO THE FULLEST EXTENT PERMITTED BY LAW AND AS A METERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAND, MORTGAGOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

 IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this Note to be executed under seal.

                           Borrower is a Corporation:

   WITNESS:                                                                          UCI MEDICAL AFFILIATES, INC.,
                                                                -----------------------------------------------------------------
                                                                                          Name of Corporation
         /s/ Julian Hennig III                                  By:       /s/ Jerry F. Wells, Jr.
------------------------------------------------------------              -------------------------------------------------------
----------
                                                                          Jerry F. Wells, Jr., CPA
         /s/ Susan L. Rowe                                        Title:  Secretary
------------------------------------------------------------              ----------------------------------------------------
------------------------------------------------------------



WITNESS:                                                                    UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC.,
                                                                ------------------------------------------------------------------
                                                                                          Name of Corporation
         /s/ Julian Hennig III                                  By:       /s/ Jerry F. Wells, Jr.
------------------------------------------------------------              -------------------------------------------------------
----------
                                                                          Jerry F. Wells, Jr., CPA
         /s/ Susan L. Rowe                                      Title:    Secretary
------------------------------------------------------------              ---------------------------------------------------
------------------------------------------------------------



WITNESS:                                                                                   DOCTORS CARE, P.A.
                                                                ---------------------------------------------------------------
                                                                                          Name of Corporation
         /s/ Julian Hennig III                                  By:       /s/ Jerry F. Wells, Jr.
------------------------------------------------------------              --------------------------------------------------------
----------
                                                                          Jerry F. Wells, Jr., CPA
         /s/ Susan L. Rowe                                      Title:    Secretary
------------------------------------------------------------              --------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------


WITNESS:                                                                            DOCTOR'S CARE OF TENNESSEE, P.C.
                                                                ------------------------------------------------------------------
                                                                                          Name of Corporation
         /s/ Julian Hennig III                                  By:       /s/ Jerry F. Wells, Jr.
------------------------------------------------------------              --------------------------------------------------------
----------
                                                                          Jerry F. Wells, Jr., CPA
         /s/ Susan L. Rowe                                      Title:    Secretary
------------------------------------------------------------              --------------------------------------------------------
------------------------------------------------------------



WITNESS:                                                                           PROGRESSIVE PHYSICAL THERAPY, P.A.
                                                                -----------------------------------------------------------------
                                                                                          Name of Corporation
         /s/ Julian Hennig III                                  By:       /s/ Jerry F. Wells, Jr.
------------------------------------------------------------              --------------------------------------------------------
----------
                                                                          Jerry F. Wells, Jr., CPA
         /s/ Susan L. Rowe                                      Title:    Secretary
------------------------------------------------------------              --------------------------------------------------------
------------------------------------------------------------



WITNESS:                                                                       CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A
                                                                -----------------------------------------------------------------
                                                                                          Name of Corporation
         /s/ Julian Hennig III                                  By:       /s/ Jerry F. Wells, Jr.
------------------------------------------------------------              -------------------------------------------------------
----------
                                                                          Jerry F. Wells, Jr., CPA
         /s/ Susan L. Rowe                                      Title:    Secretary
------------------------------------------------------------              --------------------------------------------------------
------------------------------------------------------------
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